UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2005

Andrx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4955 Orange Drive, Davie, Florida		33314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-584-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 14, 2005, Andrx Corporation ("Andrx" or the "Company") met with the Food and Drug Administration (FDA) to present its responses to the FDA’s Form 483 – List of Observations of May 2005, as well as the actions taken by the Company to maintain and improve its manufacturing and quality operations. As the Company anticipated, the FDA will be conducting an inspection to evaluate the Company’s actions. The FDA did not comment on the timing of such inspection.

Forward-looking statements (statements which are not historical facts) in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein or which are otherwise made by or on behalf of Andrx that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "should," "would," "estimate," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including but not limited to, the FDA’s pending inspection; what sanctions, if any, FDA may seek following its decision to place us in OAI (Official Action Indicated) status, including without limitation sanctions relating to any failure to comply with cGMP requirements and if and when the "hold" on our ANDA approvals will be lifted; government regulation generally; competition; manufacturing capacities, safety issues, output and quality processes; our inability to obtain sufficient supplies and/or active pharmaceuticals from key suppliers; recent management changes and the potential loss of senior management and other key personnel; the absence of certainty regarding the receipt of required regulatory approvals or the timing or terms of such approvals. Actual results may differ materially from those projected in a forward-looking statement. We are also subject to other risks detailed herein or detailed from time to time in our 2004 10-K or in our other SEC filings. Subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in our 2004 10-K and in our other SEC filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andrx Corporation

December 15, 2005	By:	/s/ Robert I. Goldfarb

Name: Robert I. Goldfarb
Title: Senior Vice President, General Counsel and Secretary